UNITED STATES
            SECURITIES AND EXCHANGE COMMISSION
                 WASHINGTON, D.C. 20549

                        FORM 8-K

                      CURRENT REPORT

 Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

   Date of report (Date of earliest event reported): January 21, 2004

                 UGOMEDIA INTERACTIVE CORP.
            -----------------------------------
  (Exact name of Registrant as specified in its charter)


           Nevada                     000-31160              88-0470239
      ---------------             ------------------         -----------
(State or Other Jurisdiction   (Commission File Number)     (IRS Employer
     of  Incorporation)                                   Identification No.)

           300 Center Avenue, Bay City, MI              48708
         ----------------------------------           ---------
     (Address of Principal Executive Offices)         (Zip Code)

  Registrant's telephone number, including area code:(877) 99SCIAX

                             N/A
                          ---------
  (Former Name or Former Address, if Changed Since Last Report)












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ITEM 4. CHANGES IN THE REGISTRANT'S CERTIFYING ACCOUNTANT.

   The registrant has engaged Malone & Bailey, PLLC as its principal accountant to replace its former principal accountant, Goldstein & Morris (GM). The former accountant was dismissed on January 21, 2004. The decision to change accountants was approved by the Board of Directors of the registrant.

   During the Registrant's most recent two fiscal years and during any subsequent interim periods preceding the date of termination, the Company has had no disagreements with GM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

   No accountant's report on the financial statements for the prior two fiscal years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, except such reports did contain a going concern qualification; such financial statements did not contain any adjustments for uncertainties stated therein. In addition, GM did not advise the Company with regard to any of the following:

    1. That internal controls necessary to develop reliable financial statements did not exist; or

    2. That information has come to the attention of GM, which made them unwilling to rely on management's representations, or unwilling to be associated with the financial statements prepared by management; or

    3. That the scope of the audit should be expanded significantly, or information has come to the accountant's attention that the accountant has concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent audited financial statements, and the issue was not resolved to the accountant's satisfaction prior to its resignation or dismissal; and GM has been provided with a copy of this disclosure and has furnished a letter to the Company, addressed to the SEC, stating whether they agree with the statements made herein or the stating the reasons in which they do not agree. The letter from GM is filed herewith.

   During the most recent two fiscal years and during any subsequent interim periods preceding the date of engagement, the registrant has not consulted Malone &
Bailey, PLLC regarding any matter requiring disclosure under Regulation S-K, Item 304(a)(2).




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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) - (b) Financial Statements of Business Acquired and Pro
Forma Financial Information.

      None.

(c) Exhibits.


16.1 Letter from Goldstein & Morris addressed to the
Securities and Exchange Commission


























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                          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           UGOMEDIA INTERACTIVE CORP.


                          /s/ Nitin Amersey
                          -----------------------------------
                          By: Nitin Amersey
                          Its: Chief Executive Officer

                          Date: January 27, 2004







                        EXHIBIT INDEX


16.1 Letter from Goldstein & Morris addressed to the Securities and Exchange Commission












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